                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event
reported)                                                    July 6, 1999
                                                             -------------------



                           WENDY'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Ohio                              1-8116                           31-0785108
-------------------------------------- ------------------------------ -------------------------------------
   (State or other jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
           incorporation)


4288 West Dublin-Granville Road, Dublin, Ohio                                         43017
--------------------------------------------------------------------------------- ------------------------
(Address of principal executive offices)                                          (Zip Code)



Registrant's telephone number, including area
code                                                     (614) 764-3100
                                                         -----------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.                    Changes in Control of Registrant.
-------                    ---------------------------------

                           Not applicable.

Item 2.                    Acquisition or Disposition of Assets.
-------                    -------------------------------------

                           Not applicable.

Item 3.                    Bankruptcy or Receivership.
-------                    ---------------------------

                           Not applicable.

Item 4.                    Changes in Registrant's Certifying Accountant.
-------                    ----------------------------------------------

                           Not applicable.

Item 5.                    Other Events.
-------                    -------------

                           On July 6, 1999, the Company issued a press release announcing sales for the second quarter of 1999, preliminary expected diluted earnings per share for the second quarter, and a revised range of projected earnings per share for full year 1999. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.                    Resignations of Registrant's Directors.
-------                    ---------------------------------------

                           Not applicable.

Item 7.                    Financial Statements and Exhibits.
-------                    ----------------------------------

                           Not applicable.

Item 8.                    Change in Fiscal Year.
-------                    ----------------------

                           Not applicable.

Item 9.                    Sales of Equity Securities Pursuant to Regulation S.
-------                    ----------------------------------------------------

                           Not applicable.

                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WENDY'S INTERNATIONAL, INC.


                                     By:    /s/ Frederick R. Reed
                                            ------------------------------------
                                            Frederick R. Reed
                                            Chief Financial Officer & Secretary


Date: July 7, 1999
      -----------------